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Exhibit 10.27

SECOND AMENDMENT TO
ADVERTISING AND PROMOTION AGREEMENT

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CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR AN ORDER GRANTING CONFIDENTIAL TREATMENT OF SUCH INFORMATION IN ACCORDANCE WITH RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

This Second Amendment to Advertising and Promotion Agreement (the "Second Amendment") between Yahoo! Inc. ("Yahoo") and US SEARCH.com Inc. ("US SEARCH"), is entered into on January 30, 2001.

BACKGROUND

A.
Yahoo and US SEARCH executed an Advertising and Promotion Agreement on June 7, 1999 (the "Agreement"). The Agreement will expire on January 31, 2001.

B.
The Agreement was first amended on October 4, 2000.

C.
Yahoo and US SEARCH wish to enter into this Second Amendment in order to extend the term of the Agreement and to amend various provisions in the Agreement.

AGREEMENT

    The parties agree to amend the Agreement as follows:

Section 1. Definitions.

1.1
Defined Terms. Capitalized terms used in this Second Amendment and not otherwise defined in this Second Amendment will continue to have the meanings given to them in the Agreement.

Section 2. Amendments.

2.1
Amendment of Section 1. A definition of "Extended Term" is added to Section 1 of the Agreement, and the definition of "Term" in Section 1 of the Agreement is amended, both as follows:

  "Term" means the period beginning on the date this Agreement is fully executed and continuing until July 31, 2002.

  "Extended Term" means the period between February 1, 2001 and July 31, 2002.

  "US SEARCH Wide Button" shall mean a link that: (a) contains a US SEARCH Mark (or any Mark that is a successor company of US SEARCH), (b) has dimensions of 230 pixels wide by 31 pixels high, (c) has a maximum file size of 4.5 KB, (d) is accompanied by associated text link(s) such that the aggregate width will not exceed the width dimension stated in (b), (e) does not contain animation and (f) permits users to navigate directly to a page on the US SEARCH Site dedicated to providing users with online access to and the ability to search for Public Record Information.

  "Enhanced Graphic Link" shall mean a link that contains all the requirements of a Graphic Link as herein defined plus (i) adds two (2) text links and (ii) the Graphic link and text links are enclosed within a border that is 125 pixels by 125 pixels.

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2.2
Amendment of Section 2.1. Section 2.1 of this Agreement is deleted in its entirety and replaced as follows:

      2.1 Yahoo will place a US SEARCH Wide Button and US SEARCH Search Module on (a) the top page of Yahoo People Search in a manner substantially similar to the example set forth in Exhibit A, (b) the page of Yahoo People Search that results when no listings are returned on a search query submitted on Yahoo People Search for telephone listing in a manner substantially similar to the example set forth in Exhibit B, (c) the page of Yahoo People Search that results when no listings are returned on a search query submitted on Yahoo People Search for an email address in a manner substantially similar to the example set forth on Exhibit C, (d) the page of Yahoo People Search that results when a user chooses to conduct an advanced email search in a manner substantially similar to the example set forth on Exhibit D, and (e) the page of Yahoo People Search that results when a detailed listing is returned on a search query submitted to Yahoo People Search in a manner substantially similar to the example set forth on Exhibit G.

2.3
Amendment of Section 2.2. Section 2.2 of this Agreement is modified as follows:

      2.2 Replace "Graphic Link" with "US SEARCH Wide Button and US SEARCH Search Module".

2.4
Deletion of Section 2.3. Section 2.3 of the Agreement is deleted in its entirety and replaced with the following:

      2.3. Yahoo will use all reasonable efforts to implement and maintain an API provided by US SEARCH such that when a user clicks on the Functional Text Link placed (a) in the telephone listings, the first name, last name, city and state of the individual listing will be populated into the page that results on US SEARCH Site, provided such information exists from the Yahoo People Search database and (b) in the email listings, the first name, last name, and addresses of the individual listing will be populated into the page that results on the US SEARCH Site provided such information exists from the Yahoo People Search database.

2.5
Amendment of Section 2.4. Section 2.4 of this Agreement is modified as follows:

      2.4 Reference to "Exhibits A - D" is replaced with "Exhibits A - I".

2.6
Addition of Section 2.5.

      2.5 It is anticipated that Yahoo will implement new page designs within Yahoo People Search in a manner substantially similar to the example set forth in Exhibits H and I.

2.7
Deletion of Section 3.1. Section 3.1 of this Agreement is deleted in its entirety and replaced with the following:

      3.1 Intentionally left blank.

2.8
Amendment of Section 5.6. Section 5.6 of the Agreement is deleted in its entirety and replaced with the following:

      5.6. Yahoo will place the US Search Wide Button Links, Search Modules, and Functional Text Links and Banner Advertisements as provided in Sections 2.1 and 2.2 and 7.1(C) and 7.1(D) within seven (7) days of receiving US SEARCH Links, other then those that are hard coded. For US SEARCH links that are hard coded Yahoo will have those Links placed on its site as specified herein within fourteen (14) days of receiving them from US SEARCH.

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2.9
Amendment of Section 6. Section 6 of the Agreement is deleted in its entirety and replaced with the following:

      6.1 Keyword Search. During the Extended Term, Yahoo will provide US SEARCH the following six (6) keyword searches   ***  : address search, find a friend, find a person, find person, find someone, people find/peoplefind. In addition, Yahoo will provide US SEARCH, upon request, subject to availability, the following three (3) keyword searches at *** Yahoo's current standard rate card: find people, people finder/peoplefinder, people search/peoplesearch. Each time a keyword search, as stated herein, is performed a static US SEARCH Banner will appear at the top of the result page.

      6.2 In the event that Yahoo develops its own Public Records Information search service that includes the same level of information US SEARCH offers and Yahoo intends to integrate such service into the Yahoo People Search or such other areas within the Yahoo site where US SEARCH Links are present, Yahoo will provide US SEARCH with written of notice of intent (a) one hundred twenty (120) days prior to integrating such service into Yahoo People Search if the date of the notice is within the first six (6) months of the Extended Term and (b) sixty (60) days notice if the date of notice occurs after the first six (6) months of the Extended Term. US SEARCH shall have the right to negotiate a reduction in fees and Commission or terminate the contract at its option, provided that US SEARCH provides at least fifteen (15) days written notice of its election from date of receipt of Yahoo's notice. In the event that US SEARCH elects to terminate the contract it may do so if it has made all undisputed payments that are due prior to the date of termination. If US SEARCH terminates this Agreement and has paid any fees in advance of Yahoo's performance, US SEARCH shall receive a pro rata share of fees paid in advance

      6.3 ***

2.10
Amendment of Section 7.1. Section 7.1 of the Agreement is deleted in its entirety and replaced with the following:

      7.1 A. During the Extended Term, Yahoo *** it will deliver *** Page Views ("Total Page Views") of US SEARCH Links, Yahoo will place US SEARCH Links on the Yahoo site throughout the Extended Term in a reasonably consistent manner so as to try to avoid material under-delivery or over delivery of Total Page Views in any one month period, as measured by Yahoo's online reporting system

        B.  Yahoo *** from the Total Page Views and not attributable to the Additional Page Views and/or Extra Page Views, as herein defined: (i) *** (as defined below) per month in the first six (6) month period of the Extended Term, (ii) *** per month in the second six (6) month period of the Extended Term, and (iii) *** per month in the third six (6) month period of the Extended Term. As used in the Agreement, a *** is an instance of a user pressing down (***) on a mouse button in an advertising space.

        C.  In addition to the Total Page Views, Yahoo will deliver *** Page Views ("Extra Page Views") of US SEARCH Banner Advertisements as measured by Yahoo's online reporting system, between February 1, 2001 and March 31, 2001.

        D.  In addition to and in separate locations from the Total Page Views, Yahoo will deliver, in its United States based properties, run of network Page Views ("Additional Page Views") of US SEARCH Banners during the Extended Term as measured by Yahoo's online reporting system, as follows: (i) from March 1, 2001 through May 31, 2001 Yahoo will deliver *** Additional Page Views per month, (ii) beginning June 1, 2001 to May 31, 2002 Yahoo will

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    deliver *** Additional Page Views per three (3) month period and (iii) for the months of June 2002 and July 2002 Yahoo will deliver *** Additional Page Views for the two (2) month period.

        E.  Reports: Yahoo will make available on a daily basis to US SEARCH, through its online reporting system, the page view, click and click-through rate data by day by specific US SEARCH Link at each specific location for all US SEARCH Search Modules, Enhanced Graphic Links, US SEARCH Wide Buttons, US SEARCH GRAPHIC Links, US SEARCH Banners, and their associated text links. For all other hard coded text links the report stated above will be made on a monthly basis due no later then seven (7) calendar days after the end of the preceding month.

        F.  Furthermore, Yahoo will permit US SEARCH, at US SEARCH's expense, to retain a reputable, independent certified public accounting firm that is reasonably acceptable to Yahoo solely for the purpose of reviewing, at a mutually agreed upon time during normal business hours, those records of Yahoo that relate to the calculation of Total Page Views, Additional Page Views, Extra Page Views and Click, due to US SEARCH under this Agreement. In the event that any review reveals an under delivery of more than ten (10) percent, Yahoo will pay the costs of such review, including, but not limited to, the costs and fees of the accounting firm selected by US SEARCH. Any under delivery will result in a "make good" as set forth in section 7.4.

2.11
Deletion of Section 7.2. Section 7.2 of the Agreement is deleted in its entirety and replaced with the following:

      7.2 Intentionally left blank.

2.12
Deletion of Section 7.3. Section 7.3 of the Agreement is deleted in its entirety and replaced with the following:

      7.3 In the event that a US SEARCH Link(s) is under performing in US SEARCH's good faith opinion, US SEARCH may reasonably request that the Link be moved within Yahoo and/or the Link may be modified, altered or replaced consistent the terms and conditions stated herein to optimize the Link's performance. Yahoo shall in good faith use commercially reasonable efforts to make the requested change within a reasonable amount of time. US SEARCH understands that Yahoo may not be able to make all requests as specified after having used commercially reasonable efforts.

2.13
Amendment of Section 7.4. Section 7.4 of the Agreement is amended as follows:

      7.4 In the event that Yahoo fails to deliver the Total Page Views, Extra Page Views, Additional Page Views and/or Clicks by the expiration of the Extended Term, Yahoo will "make good" the shortfall by extending its obligations for place under sections 2 and 7.1 beyond the Extended Term until such Total Page Views and/or Clicks obligations are satisfied. The provisions set forth in this Section 7.4 set forth the entire liability of Yahoo and US SEARCH's sole remedy, for Yahoo's breach of its Total Page View, Extra Page Views, Additional Page Views and/or Clicks obligation herein.

2.14
Amendment of Section 8.1. Section 8.1 of the Agreement is deleted in its entirety and replaced with the following:

      8.1 Fees.

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    (A)
    In consideration of Yahoo's performance and obligations as set forth herein, US SEARCH will pay Yahoo on each date set forth in Exhibit M ("Date"), the payment set forth opposite each such Date (the "Payment"). Each such Payment shall be non-refundable. ***.

    (B)
    In additional to the Total Contract Payment, US SEARCH shall pay to Yahoo, on a monthly basis, *** that result from the Total Page Views that takes place after August 1, 2001, up to *** during the Extended Term ("*** Payment"). Each monthly Click Payment will be paid to Yahoo within fifteen (15) calendar days after receipt of an invoice for *** form the Total Page Views.

    (C)
    In addition to the Total Contract Payment and *** Payment, US SEARCH will pay to Yahoo a *** equal to *** generated by 1) following a link from the Additional Page Views displayed on the Yahoo site, to the US SEARCH site; 2) purchasing any US SEARCH service or product from the web site using US SEARCH's Automated Ordering System; 3) accepting delivery of the products or services at the shipping destination; and 4) remitting payment to US SEARCH. For the purpose of determining *** all calculations of *** generated as a result of this Amendment, shall be net of shipping and handling, any taxes, fees, charge-backs, refunds, set asides and off sets ("Commission"). US SEARCH will pay such *** to Yahoo on a quarterly basis within fifteen (15) days after the end of the previous quarter. US SEARCH will permit Yahoo, at Yahoo's expense, to retain a reputable, independent certified public accounting firm that is reasonably acceptable to US SEARCH solely for the purpose of reviewing, at a mutually agreed upon time during normal business hours, those records of US SEARCH that relate to the calculation of Commission due to Yahoo under this Agreement. In the event that any review reveals an underpayment of more than ten percent (10%), US SEARCH will pay the costs of such review, including, but not limited to, the costs and fees of the accounting firm selected by Yahoo.

2.15
Amendment of Section 8.2. Section 8.2 is modified as follows:

      8.2 Payment Information. Reference to "Exhibit H" is deleted and replaced with "Exhibit O".

2.16
Amendment of Section 9. Section 9 of the Agreement is deleted in its entirety and replaced with the following:

      9.1 Term. This Agreement shall commence upon the Effective Date and, unless terminated as provided herein, shall remain in effect through the expiration of the Extended Term, unless earlier terminated pursuant to the terms and conditions stated herein.

      9.2 Termination by Yahoo. This Agreement may be terminated by Yahoo with ten (10) days written notice to US SEARCH (a) if US SEARCH does not pay the fees due to Yahoo according to the schedules set forth herein, or (b) in the event that the US SEARCH Site is no longer competitive with other similar services (as determined, to the extent practical, over a reasonable period of time, by an independent third party and in light of the number and quality of customer, ability to locate people and database offerings), unless the deficiencies in the US SEARCH Site are cured by US SEARCH within the notice period.

      9.3 Termination by Either Party with Cause. This Agreement may be terminated at any time by either party: (i) immediately upon written notice if the other party: (a) becomes insolvent; (b) files a petition in bankruptcy; or (c) makes an assignment for the benefit of its creditors; or (ii) thirty (30) days after written notice to the other party of such other party's material breach of any of its obligations under this Agreement (ten (10) days in the case of a failure to pay), which breach is

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  not cured within such notice period. Notwithstanding the preceding cure period, if US SEARCH receives notice of a material breach, and US SEARCH can establish to Yahoo's reasonable satisfaction that (a) the nature of the breach is one that can not reasonably be cured within a thirty (30) day period, and (b) US SEARCH has been using reasonable efforts to cure such breach, then so long as US SEARCH is taking all reasonable steps to cure such breach, the cure period shall be extended as necessary to cure, but in no event shall the total cure period exceed ninety (90) days. In the event that Yahoo provides a notice of termination under this Section 9.3, Yahoo shall have the right to suspend performance under Sections 2 and 3 of this Agreement for the notice period unless and until the breach is fully remedied by US SEARCH prior to the expiration of the notice period.

      9.4 Survival. The provisions of Sections 1 and 10-14 shall survive expiration or termination of this Agreement.

2.17
Insertion of Exhibits. Exhibits M, N, and O as attached herein will be incorporated into the Agreement and become an integral part of the Agreement.

2.18
Amendment of Exhibits.

      A.  Exhibits A - I are deleted and replaced in their entirety with the attachments hereto.

      B.  Exhibit J is deleted and replaced with an updated Insertion Order attachment hereto.

      C.  Deletion of Exhibits. Exhibit L is hereby deleted in its entirety and intentionally left blank.

Section 3. Miscellaneous.

3.1
Execution of Counterparts. This Second Amendment may be executed in any number of counterparts, all of which taken together will constitute a single instrument. Execution and delivery of this Second Amendment may be evidenced by facsimile transmission.

3.2
Entire Agreement. This Second Amendment constitutes the entire agreement between Yahoo and US SEARCH with respect to the subject matter of this Second Amendment, and there are no representations, understandings or agreements relating to the subject matter of this Second Amendment that are not fully expressed in this Second Amendment. Except as specifically amended by this Second Amendment, all of the terms and conditions of the Agreement remain in full force and effect.

3.3
Order of Precedence. In the event the terms and conditions of this Agreement as amended conflict with the terms and conditions of any Exhibit attached hereto and made a part hereof, the terms and condition of this Agreement as amended shall take precedence.

[Signature Page Follows]

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    The parties have caused this Second Amendment to Advertising and Promotion Agreement to be executed by their duly authorized representatives as of the date first written above.

YAHOO! INC.		US SEARCH.com, INC.
By:	/s/	By:	/s/

Name:		Name:

Title:		Title:

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Exhibit A

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Exhibit B

YAHOO! PEOPLE SEARCH Home Yahoo! - Email - Address Book - Help

www.casino-on-net.com Choose your game now - it's totally free!
Blackjack Slot Machines Roulette Video Poker Play Now? yes no CASINO ON NET

Welcome, rvogt1 Edit/Create My Listing - Sign Out

Phone Search Results

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No matches

Sorry, no people match the phone search criteria you entered.
We recommend you search again.

- Check for correct spelling in all search fields including City and State abbreviation.
- Broaden your search by using fewer search fields.
- Use the wildcard character ("*"). For example typing "D*" as your first name search criteria will return people whose first names begin with "D".

It is also possible that the person you are looking for does not have a phone listing in Yahoo! People Search.

Can't Find Them on Yahoo!? powered by USSEARCH.com

Search 1000's of Public Databases with one click! Find Addresses, Property, Licenses, Court Records and much, much more...

First:	sddsfsadf	**Last:**	sadfsadfsdaf	
Street:		**City:**		
State:		**Zip:**		Submit

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Exhibit C

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Exhibit D

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Exhibit E

YAHOO! PEOPLE SEARCH Home

Yahoo! - Email - Address Book - Help

Get a web address that's easy to remember.
www. type it here Go!
YAHOO! Domains

Welcome, rvogt1

Edit/Create My Listing - Sign Out

Phone Search Results

Find anyone now! click here
Do a background check #1 Person finder

Showing 1 - 10 of 200

First | Previous | Next | Last

Search Again

Name (click for details)	Address	Phone (click to call)	
Bob Vogt	Torrance , CA	(310)378-0502	Want more information? Get a "US Search"
Bob Vogt	Arcata , CA	(707)839-9222	Want more information? Get a "US Search"
Bobbie Vogt	2759 19th Dr Friendship , WI	(608)339-2036	Want more information? Get a "US Search"
Bobbie Vogt	4917 W Commercial St Broken Arrow , OK	(918)249-9429	Want more information? Get a "US Search"

First | Previous | Next | Last

Search Again

Can't Find Them on Yahoo!?

powered by USSEARCH.com

Search 1000's of Public Databases with one click! Find Addresses, Property, Licenses, Court Records and much, much more...

First: rob **Last:** vogt

Street: **City:**

State: CA **Zip:** Submit

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Exhibit F

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Exhibit G

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Exhibit H

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Exhibit I

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Exhibit J

Insertion Order

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Exhibit M

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Exhibit N

MUTUAL NON-DISCLOSURE AGREEMENT

    This Agreement governs the disclosure of information by and between Yahoo! Inc., a California corporation, and U.S. SEARCH.com, Inc. ("Participant").

    1.  The "Confidential Information" is that confidential, proprietary, and trade secret information being disclosed by the disclosing party described as (please be specific):

      (a) Yahoo Confidential Information (owned by Yahoo and any of its affiliates): All business and technical information regarding Yahoo, including not only proprietary information belonging to Yahoo, but also proprietary information belonging to or regarding the business of Yahoo's clients, customers, consultants, licensees, affiliates or other third parties, conveyed in whatever form, whether by written, oral, visual, electronic or by any other means.

      (b) Participant Confidential Information

    2.  Except as set forth in this Section 2, all Confidential Information shall be in tangible form and shall be marked as Confidential or proprietary information of the disclosing party. If the Confidential Information is disclosed orally or visually, it shall be identified as such at the time of disclosure and confirmed in a writing to the recipient within thirty (30) days of such disclosure.

    3.  Each of the parties agrees that it will not make use of, disseminate, or in any way disclose any Confidential Information of the other party to any person, firm or business, except to the extent necessary for negotiations, discussions, and consultations with personnel or authorized representatives of the other party and any purpose the other party may hereafter authorize in writing. Each of the parties agrees that it shall disclose Confidential Information of the other party only to those of its employees who need to know such information and who have previously agreed, either as a condition to employment or in order to obtain the Confidential Information, to be bound by terms and conditions substantially similar to those of this Agreement.

    4.  There shall be no liability for disclosure or use of Confidential Information which is (a) in the public domain through no fault of the receiving party (b) rightfully received from a third party without any obligation of confidentiality, (c) rightfully known to the receiving party without any limitation on use or disclosure prior to its receipt from the disclosing party, (d) independently developed by the receiving party (e) generally made available to third parties without any restriction on disclosure, or (f) communicated in response to a valid order by a court or other governmental body, as otherwise required by law, or as necessary to establish the rights of either party under this Agreement (provided that the party so disclosing has provided the other party with a reasonable opportunity to seek protective legal treatment for such Confidential Information).

    5.  "Residual Information" shall mean any Confidential Information of the disclosing party which may be retained in intangible form in the minds of those individuals of the receiving party who have had proper access to such Confidential Information. Notwithstanding anything else in this Agreement, the receiving party shall be free to use any Residual Information for any purpose whatsoever, including, without limitation, the development of its own products, or business, provided that such party shall not

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be entitled to disclose Residual Information to any third parties unless such disclosure is in the course of, or as part of, any disclosure of its own products or business or their development.

    6.  Each of the parties agrees that it shall treat all Confidential Information of the other party with the same degree of care as it accords to its own Confidential Information, and each of the parties represents that it exercises reasonable care to protect its own Confidential Information.

    7.  Each of the parties agrees that it will not modify, reverse engineer, decompile, create other works from, or disassemble any software programs contained in the Confidential Information of the other party unless otherwise specified in writing by the disclosing party.

    8.  All materials (including, without limitation, documents, drawings, models, apparatus, sketches, designs and lists) furnished to one party by the other, and which are designated in writing to be the property of such party, shall remain the property of such party and shall be returned to it promptly at its request, together with any copies thereof.

    9.  This Agreement shall govern all communications between the parties that are made during the period from the effective date of this Agreement to the date on which either party receives from the other written notice that subsequent communications shall not be so governed, provided, however, that each party's obligations under Sections 2 and 3 with respect to Confidential Information of the other party which it has previously received shall continue unless and until such Confidential Information falls within Sections 4 or 5. Neither party shall communicate any information to the other in violation of the proprietary rights of any third party. Neither party acquires any licenses under any intellectual property rights of the other party under this Agreement.

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Exhibit O

Wire Transfer Instructions

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Exhibit 10.27
SECOND AMENDMENT TO ADVERTISING AND PROMOTION AGREEMENT
BACKGROUND
AGREEMENT
Exhibit A
Exhibit B
Exhibit C
Exhibit D
Exhibit E
Exhibit F
Exhibit G
Exhibit H
Exhibit I
Exhibit J Insertion Order
Exhibit M
Exhibit N MUTUAL NON-DISCLOSURE AGREEMENT
Exhibit O Wire Transfer Instructions